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                                                                     EXHIBIT 4.1

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|   NUMBER   |                                                      |  SHARES  |
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|| SPECIMEN ||                                                      ||        ||
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  |           INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA            |
  |                                                                         |
  |                    U.S. DIGITAL COMMUNICATIONS, INC.                    |
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                                                            | CUSIP 90332A 206 |
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This Certifies that                                             is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK
                       OF THE PAR VALUE OF $0.01 EACH OF

                       U.S. DIGITAL COMMUNICATIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     A statement, in full, of all the designations, preferences, qualifications, limitations and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Corporation to any shareholder upon request and without charge.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Date
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                           SECRETARY                                   PRESIDENT